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                                EXHIBIT INDEX
                                -------------



Exhibit No.                   Description              Page No.
- -----------                   -----------              --------


23                  Consent of Experts and Counsel















                                      1
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                EXHIBIT 23     CONSENT OF EXPERTS AND COUNSEL









                                      2
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                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Prospectus Supplement dated April 16, 1996 (to Prospectus dated December 18, 1995) of Structured Asset Securities Corporation relating to Mortgage Pass-Through Certificates, Series 1996-1 of our report dated January 17, 1996 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries. We also consent to the reference to our Firm under the caption "Experts".



                                   /s/  COOPERS & LYBRAND LLP

                                   COOPERS & LYBRAND LLP



New York, New York
April 16, 1996
                                      3